SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 March 11, 2002
                                 Date of Report
                       (Date of earliest Event reported)

                         AMERICAN HOMESTAR CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                     TEXAS
                 (State or Other Jurisdiction of Incorporation)

               000-24210                            76-0070846
       (Commission File Number)        (IRS Employer Identification Number)


        2450 South Shore Boulevard, Suite 300, League City, Texas 77573
             (Address of Principal Executive Offices and Zip Code)

                                 (281) 334-9700
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

     As previously reported on Form 8-K filed on January 23, 2001, American Homestar Corporation (the "Company") and twenty-one (21) of its subsidiaries/affiliates filed a voluntary petition for bankruptcy on January 11, 2001 under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the "Bankruptcy Court"). The consolidated caption is In re American Homestar Corporation, et al, Case No. 01-80017-G3-11. Pursuant to the bankruptcy filing, the Company operated its business and managed its affairs as a debtor-in-possession.

     During the bankruptcy proceedings, the Company met all of its filing obligations with the Bankruptcy Court, and proposed a plan of reorganization for itself and its affiliates. After extensive negotiations with the creditors of the Company and its subsidiaries, the Company filed its Third Amended Joint Plan of Reorganization (the "Plan") with the Bankruptcy Court.

     The Bankruptcy Court confirmed the Plan on August 14, 2001. The Plan became effective on October 3, 2001 (the "Effective Date") as to all twenty-two entities that filed bankruptcy. The Plan is complex and provides for the treatment of 223 impaired classes of creditors and 44 unimpaired classes of creditors. The Plan did not substantially consolidate the various bankruptcy estates. On January 8, 2002, the Company filed a Form 8-K with the Securities and Exchange Commission, which Form 8-K included a copy of the Plan and provided a summary of the Plan.

     In connection with its reorganization, the Company has adopted
"Fresh-Start Reporting" under American Institute of Certified Public Accountants ("AICPA") Statement of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code," beginning September 29, 2001, which coincides with the end of the Company's first fiscal quarter. The Company elected to use September 29, 2001, its quarter end, as its Fresh-Start Reporting date versus the Effective Date of the Plan, October 3, 2001, as interim activity was immaterial. Accordingly, all assets and liabilities were restated to reflect their reorganization value, which approximates the fair value of the assets and liabilities at the Effective Date. In addition, the accumulated deficit of the Company was eliminated and its capital structure was recast in conformity with the Plan, and as such, the Company has recorded the effects of the Plan and Fresh-Start Reporting.

     A copy of the Fresh-Start Balance Sheet with accompanying notes and a report by the Company's independent auditors is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

          99.1 American Homestar Corporation and Subsidiaries Fresh-Start Balance Sheet
          99.2   Report by Company's Independent Auditors


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                American Homestar Corporation
                                (Registrant)


Date: March 20, 2002            By:  /s/ Craig A. Reynolds
                                   -----------------------------------
                                    Craig A. Reynolds, Executive Vice President,
                                    Chief Financial Officer, and Secretary
                                    (Principal Financial and Accounting Officer)



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                                INDEX TO EXHIBITS

EXHIBIT             DESCRIPTION
NUMBER
-------------       -------------------

99.1                American Homestar Corporation and Subsidiaries Fresh-Start
                    Balance Sheet
99.2                Report by Company's Independent Auditors



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